EXHIBIT 10.2

MACATAWA BANK CORPORATION
1998 DIRECTORS' STOCK OPTION PLAN

(As Amended on February 21, 2002)

Section 1. Establishment and Purpose.

          Macatawa Bank Corporation hereby establishes a stock option plan to be named the Macatawa Bank Corporation 1998 Directors' Stock Option Plan, for certain persons serving, or who have served, as directors of the Company and its Subsidiaries. The purpose of the Plan is: (i) to provide a non-cash method of compensating directors of the Company and its Subsidiaries; and (ii) to aid the Company and its Subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company's continued progress.

Section 2. Definitions.

          (a)          Act means the Securities Exchange Act of 1934, as amended from time to time.

          (b)          Authority means the 141,200 shares of Stock authorized for issuance pursuant to the Plan.

          (c)          Board means the Board of Directors of the Company.

          (d)          Committee means a committee appointed by the Board of Directors to administer the Plan as specified in Section 3.

          (e)          Company means Macatawa Bank Corporation, a corporation organized and existing under the laws of the State of Michigan.

          (f)          Eligible Director means a person who either (i) is a director of the Company or of a Subsidiary and who is not an employee of the Company or of a Subsidiary or (ii) was a director of Macatawa Bank before it became a Subsidiary irrespective of his or her employment status with the Company, Macatawa Bank or any Subsidiary.

          (g)          Effective Date means January 26, 1998.

          (h)          Fair Market Value means, as long as the Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three (3) preceding months in transactions known to management of the Company involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary. If there have been no such transactions, the "Fair Market Value" shall be determined in good faith by the Board. If the shares of Common Stock are actively traded in any recognized market, the "Fair Market Value" as used in the Plan shall mean the average of the last reported sales price of Common Stock as of the close of business for each of the last twenty (20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

          (i)          Grant Date means, with respect to each Option, the day that an Eligible Director is granted the Option.

          (j)          Non-employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission

          (k)          Option means an option granted under this Plan to acquire Stock.

          (l)          Optionee means the person to whom an Option is granted.

          (m)          Option Agreement means an Agreement issued to each Eligible Director with respect to each Option.

          (n)          Organizer Option means any Option or Options covering no more than a total of 4,000 Shares per individual and granted during 1998 to any of the following individuals: Benj. A. Smith III, Robert E. Den Herder, G. Thomas Boylan, Edward H. Marsilje or Philip J. Koning.

          (o)          Permitted Transferee means either (i) the spouse, a child, or a grandchild of an Optionee (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of an Optionee and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are an Optionee and/or one or more Immediate Family Members.

          (p)          Plan means the Macatawa Bank Corporation 1998 Directors' Stock Option Plan.

          (q)          Post-Death Representative(s) means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by Optionee's will or the laws of descent and distribution.

          (r)          Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

          (s)          Shares means shares of Stock.

          (t)          Stock means authorized and unissued shares of common stock, no par value, of the Company and includes Shares which may be reacquired by the Company.

          (u)          Subsidiary means any banking corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

Section 3. Administration.

          The Plan shall be administered by a Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non-Employee Directors.

          Subject to the Company's Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Options to Eligible Directors. The authority of the Committee shall include the following: (a) To select the Eligible Directors to whom Options may be granted under the Plan; (b) To determine whether and to what extent Options are to be granted under the Plan; (c) To determine the number of shares of Common Stock to be covered by each Option; and (d) To determine the terms and conditions of any Option Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Option and the Shares relating thereto, based on such factors as the Committee shall determine in its sole discretion.

          The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (including any Option Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Option previously granted under the Plan or cause the Plan or the Option not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Option granted under the Plan shall be final and binding upon the Company, the Board and Optionees, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Option granted hereunder.

Section 4. Shares Reserved Under the Plan.

          The following provisions shall govern the number of Shares issuable under the Plan:

          (a)          The maximum number of Shares which may be issued in connection with Options granted hereunder is 141,200. At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to 141,200 Shares less the total number of Shares issued pursuant to all such exercises which shall have been made prior to such time.

          (b)          When an Option is granted, the total number of Shares issuable upon complete exercise thereof shall be charged against the maximum number of Shares of the Authority. When the Option is exercised, no additional charge shall be made against the Authority. If an exercise price is paid in Shares owned by the Optionee or the Permitted Transferee, as the case may be, such Shares shall not be added to the Authority.

          (c)          If an Option terminates in whole in part, by expiration or for any other reason except exercise of such Option, the Shares previously charged to the Authority upon grant of the Option shall be restored to the Authority, and shall again be available for issuance under the Authority, for as long as such Authority continues, as if such Shares had never been subject to an Option.

Section 5. Granting of Options.

          The Committee may from time to time grant Options to such of the Eligible Directors as the Committee may select. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant.

Section 6. Terms of Options.

          Notwithstanding any other provisions of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

          (a)          The option price for each Share covered by an Option shall be an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option.

          (b)          The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, an Option may be transferred, without consideration, to a Permitted Transferee if the Optionee satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Optionee. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with termination of service or death of an Optionee will continue to refer to the original Optionee regardless of whether an Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of service or death of an Optionee. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

          (c)          Options shall become fully exercisable on the first anniversary of the Grant Date. No Option shall be exercisable after the expiration of ten years from the Grant Date. Notwithstanding the foregoing, if the Optionee dies before service as a director terminates, the Option shall be exercisable as to all Shares, to the extent not previously exercised.

          (d)          Options, other than Organizer Options, shall not be exercisable after the earlier of (i) the last day of the thirty-sixth month after the month in which the Optionee's service as a director terminates for any reason or (ii) the expiration of ten years from the Grant Date. Organizer Options shall not be exercisable after the expiration of ten years from the Grant Date.

Section 7. No Right to Remain a Director.

          The grant of an Option shall not create any right in any person to remain as a director of the Company.

Section 8. Exercise of Option.

          (a)          An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the Shares with respect to which the Option is exercised, (2) upon delivery to the Company on the exercise date of certificates representing unencumbered Shares, owned by the Optionee or the Permitted Transferee, as the case may be, having a Fair Market Value, on the last trading date preceding such exercise and delivery, equal to the full amount of the purchase price of the Shares with respect to which the Option is exercised, or (3) a combination of (1) and (2), except that (i) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash, and (ii) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. If and to the extent determined by the Committee, in its sole discretion, at or after the Grant Date, payment in full or in part may also be made by reduction in the number of Shares issuable upon exercise of the Option based on the Fair Market Value of the Stock on the last trading date preceding the exercise.

          (b)          An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a shareholder with respect to Shares subject to the Option until Shares are issued to the Optionee or Permitted Transferee upon the exercise of an Option.

Section 9. General Provisions.

          The Company shall not be required to issue or deliver any certificate for Shares to an Optionee or Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

          (a)          If requested by the Company, the filing with the Company by the Optionee, the Permitted Transferee or the Optionee's Post-Death Representative, as the case may be, of a representation in writing that at the time of such exercise it is their then present intention to acquire the Shares being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such Shares under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

          (b)          The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in the Committee's absolute discretion upon the advice of counsel, determine to be necessary or advisable.

Section 10. Adjustment Provisions.

          In the event any stock dividend is declared upon the Stock or in the event outstanding Shares shall be changed into or exchanged for a different number, class or kind of Shares or other securities of the Company or another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of Shares which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of Shares or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each Share or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated, or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 10 shall be made in an equitable manner by the Committee, whose determination shall be conclusive and binding on all concerned.

Section 11. Duration, Amendment, and Termination.

          The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the Shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee or Permitted Transferee, as the case may be, and provided further, that, unless the Shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby: (a) the total number of Shares which may be granted under the Plan to all individuals shall be increased, except by operation of the adjustment provisions of Section 10 hereof; (b) the term of the Options shall be extended; (c) the minimum option price shall be decreased; or (d) the class of eligible persons to whom Options may be granted shall be changed. The period during which Options may be granted under the Authority shall terminate on the tenth anniversary of the Effective Date, unless the Plan earlier shall have been terminated as provided above.

Section 12. Date of Granting Options.

          All Options granted under the Plan shall be in writing and shall be granted as of a Grant Date.

Section 13. Shareholder Approval.

          The Plan was unanimously approved by the Shareholders of the Company prior to the Effective Date.

Section 14. Miscellaneous.

          (a)          Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Michigan, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Michigan.

          (b)          Transactions under this Plan are intended to comply with applicable conditions for exemption under Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          (c)          The invalidity of any particular provision herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.